UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2023 (August 4, 2023)

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNEQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Chapter 11 Cases

As previously disclosed, on February 13, 2023, Sorrento Therapeutics, Inc. (“Sorrento” or the “Company”) and its wholly-owned direct subsidiary, Scintilla Pharmaceuticals, Inc. (together with the Company, the “Debtors”), commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors’ Chapter 11 proceedings are jointly administered under the caption In re Sorrento Therapeutics, Inc., et al., Case Number 23-90085 (DRJ) (the “Chapter 11 Cases”). The Debtors continue to operate their business in the ordinary course and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, and as stated in the final order (the “Bidding Procedures Order”) of the Bankruptcy Court on April 14, 2023, the Debtors are conducting a dual-track (i) financing process for the potential raising of debt, equity, or hybrid financing or consummation of a restructuring transaction through a chapter 11 plan of reorganization (a “Plan of Reorganization”) and (ii) marketing process for the sale or disposition of all or any portion of the Debtors’ assets under section 363 of the Bankruptcy Code (a “363 Sale”), including (x) the Debtors’ equity interests in its non-debtor subsidiaries, including, but not limited to, Scilex Holding Company (“Scilex”) and (y) the Debtors’ other assets.

Replacement Debtor-in Possession Financing

As previously disclosed, the Debtors executed that certain Senior Secured, Super-Priority Debtor-In-Possession Loan and Security Agreement, dated March 30, 2023 (the “JMB DIP Credit Agreement”) with JMB Capital Partners Lending, LLC (“JMB Capital”), pursuant to which JMB Capital provided the Debtors with a non-amortizing super-priority senior secured term loan facility in an aggregate principal amount of $75,000,000 (the “JMB DIP Facility”), which was drawn down by the Debtors in full.

The JMB DIP Facility matured on July 31, 2023. In order to, among other things, refinance the JMB DIP Facility, Oramed Pharmaceuticals Inc. (“Oramed” and, in its capacity as lender under the Replacement DIP Facility (as defined below), the “Replacement DIP Lender”) has agreed to provide a non-amortizing super-priority senior secured debtor-in-possession term loan facility in an aggregate principal amount of $100,000,000 (the “Replacement DIP Facility”), pursuant to definitive financing documentation entered into on August 9, 2023, including a Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement (the “Replacement DIP Credit Agreement”) and other documents evidencing the Replacement DIP Facility (collectively with the Replacement DIP Credit Agreement, the “Replacement DIP Documents”).

After a hearing before the Bankruptcy Court on August 7, 2023, the Bankruptcy Court entered a final order (the “Final Order”) approving the Replacement DIP Facility on a final basis. Upon entry of the Final Order and satisfaction of all applicable conditions precedent, as set forth in the Replacement DIP Documents, the Debtors were authorized to make a single draw of the entire amount of the Replacement DIP Facility.

The Replacement DIP Facility bears interest at a per annum rate equal to 15%, payable in cash on the first day of each month in arrears (and a default interest rate that shall accrue at an additional per annum rate of 3% plus the non-default interest, payable in cash on the first day of each month) and other fees and charges as described in the Replacement DIP Documents. The Replacement DIP Facility is secured by first-priority liens on substantially all of the Debtors’ assets, subject to certain enumerated exceptions.

The Replacement DIP Facility matures on the earliest of: (i) October 15, 2023; (ii) the effective date of any Plan of Reorganization; (iii) the consummation of any sale or other disposition of all or substantially all of the Collateral (as defined in the Replacement DIP Credit Agreement) pursuant to a 363 Sale; (iv) the date of the acceleration of the DIP Obligations in accordance with (and as defined in) the Replacement DIP Credit Agreement; (v) dismissal of the Chapter 11 Cases or conversion of the Chapter 11 Cases into cases under chapter 7 of the Bankruptcy Code; (vi) the date of termination of the Stalking Horse Stock Purchase Agreement (as defined below) or other definitive documentation related to the subject matter thereof, solely in the event such termination results from a material breach of such documentation by any Loan Party (as defined in the Replacement DIP Credit Agreement) or other seller thereunder; and (vii) the date on which a “Trigger Event” (as defined in the Restated Certificate of Incorporation of Scilex) has occurred. The Replacement DIP Facility does not contain a roll-up or cross-collateralization of prepetition debt or otherwise dictate how prepetition claims will be addressed in a chapter 11 plan.

The Replacement DIP Credit Agreement contains customary conditions, affirmative and negative covenants and events of default for similar types of agreements. The Loan Parties to the Replacement DIP Credit Agreement have agreed to indemnify the Replacement DIP Lender against certain liabilities arising in connection with the Replacement DIP Facility.

The Debtors covenant in the Replacement DIP Credit Agreement to comply with the following milestones:

By no later than:	Event:
August 14, 2023	Commencement of the Auction (as defined below) of the Scilex Purchased Securities
August 18, 2023	Hearing of the Bankruptcy Court to consider approval of the sale of the Scilex Purchased Securities
August 21, 2023	Entry by the Bankruptcy Court of an order approving the sale of the Scilex Purchased Securities
September 30, 2023	Closing date of the sale of the Scilex Purchased Securities

After applying approximately $82 million of the proceeds from the Replacement DIP Facility to pay off the JMB DIP Facility in full, the remaining proceeds of the Replacement DIP Facility are expected to be used for working capital and other general corporate purposes of the Debtors, subject to the budgets contemplated in the Replacement DIP Credit Agreement, the payment of certain statutory fees and allowed professional fees of the Debtors, bankruptcy-related expenses and fees, expenses, interest and other amounts payable under the Replacement DIP Facility.

Stalking Horse Stock Purchase Agreement and Stalking Horse Term Sheet

The Final Order also approved that certain Stock Purchase Agreement, dated August 7, 2023 (as amended by that certain amendment agreement (the “SPA Amendment”), dated August 9, 2023, the “Stalking Horse Stock Purchase Agreement”)), between Sorrento and Oramed relating to the purchase and sale of (A) 59,726,737 shares of the common stock of Scilex (the “Scilex Common Shares”), (B) 29,057,096 shares of Series A preferred stock of Scilex (the “Scilex Preferred Shares”), which constitutes one fewer Scilex Preferred Share (the “Remaining Preferred Share”) than all of the issued and outstanding Scilex Preferred Shares; and (C) warrants exercisable for 4,490,617 Scilex Common Shares (“Scilex Warrants”), of which 1,386,617 Scilex Warrants are ”public warrants” and 3,104,000 Scilex Warrants are “private placement” warrants issued in connection with the initial public offering of the special purpose acquisition company (“SPAC”) that merged with Scilex for its initial business combination and which Sorrento acquired from the SPAC sponsor (“Sponsor”) in accordance with the terms of a warrant transfer agreement between Sorrento and the Sponsor ((A), (B) and (C) collectively, the “Scilex Purchased Securities”). The sale of the Scilex Purchased Securities would be conducted pursuant to a 363 Sale.

Pursuant to the Stalking Horse Stock Purchase Agreement, Oramed agreed to buy, and Sorrento agreed to sell (following the auction of the Scilex Purchased Securities (the “Auction”) that is scheduled to commence on August 14, 2023 and subject to further Bankruptcy Court approval in the form of a sale order (the “Sale Order”)) the Scilex Purchased Securities for a purchase price (subject to the submission of higher or otherwise better offers in accordance with the approved procedures for the Auction) of $105 million (the “Purchase Price”) (which purchase price shall consist of a credit bid on a dollar-for-dollar basis in respect of the full amount of outstanding obligations as of the closing date under the Replacement DIP Facility, with the remaining balance to be paid in cash to Sorrento). Sorrento has also granted Oramed an option in the Stalking Horse Stock Purchase Agreement to purchase up to 2,259,058 additional Scilex Common Shares held in abeyance for the benefit of certain holders of warrants to purchase shares of common stock of Sorrento. Such option will be exercisable for a period of 30 days after Sorrento notifies Oramed that Sorrento no longer holds all or part of such Option Shares in abeyance and can freely transfer such Option Shares to Oramed. The purchase price per Option Share payable by Oramed in connection with the exercise of such option shall be $1.13 per Option Share. The sale of the Scilex Purchased Securities by the Company to Oramed is subject to the Auction and a further order from the Bankruptcy Court approving such sale before such purchase and sale becomes a final agreement between the parties thereto.

The Stalking Horse Stock Purchase Agreement also contained certain stalking horse protections (the “Stalking Horse Protections”), consisting of (A) a break-up fee payable to Oramed of $3,412,500 and (B) reimbursement of costs and expenses of external counsel up to $1 million (to the extent not paid under the Replacement DIP Facility), in each case, payable to Oramed one business day following the closing of an Alternative Transaction (as defined in the Stalking Horse Stock Purchase Agreement, being a sale of any portion of the Scilex Purchased Securities to a party other than Oramed or its affiliate(s)) if the Stalking Horse Stock Purchase Agreement is or has been terminated as a result of a Stalking Horse Protections Trigger (as defined below). Payments pursuant to the Stalking Horse Protections shall be treated as an allowed superiority administrative expense claim in the Debtors’ bankruptcy case pursuant to Section 503(b)(1) and 507(a)(2) of the Bankruptcy Code. The Stalking Horse Protections were approved in the Final Order and are not subject to any further approval by the Bankruptcy Court.

The sale of Scilex Purchased Securities pursuant to the Stalking Horse Stock Purchase Agreement is conditioned on customary closing conditions (including receipt of HSR approval or expiration of the applicable waiting period) as well as the conditions that: (i) no event of default has occurred under the Replacement DIP Facility, (ii) the sale will not require any consent or notice under, or trigger certain provisions pursuant to, Scilex’s material agreements filed with the Securities and Exchange Commission (“SEC”), unless such consent or notice has been obtained or given, (iii) no material adverse effect shall have occurred and be continuing at Scilex, (iv) no “Trigger Event” (as defined in the Restated Certificate of Incorporation of Scilex) has occurred and the Scilex Purchased Securities shall represent at least a majority in voting power of the outstanding shares of capital stock of Scilex entitled to vote generally in an election of directors of Scilex, (v) Scilex shall have entered into a registration rights agreement with Oramed which provides to Oramed the same piggyback and demand registration rights as those currently provided to Sorrento, (vi) the board of directors of Scilex shall have approved, declared advisable and submitted to Sorrento, in its capacity as a stockholder of Scilex, for adoption (and Sorrento shall thereafter have adopted subject only to the expiration of the period set forth in Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) an amended and restated certificate of incorporation and shall have approved, subject to the effectiveness of such amended and restated certificate of incorporation, amended and restated bylaws, which amended and restated bylaws and amended and restated certificate of incorporation shall each make all substantive changes as are necessary to change all references to Sorrento in the existing bylaws and Restated Certificate of Incorporation of Scilex from references to Sorrento to refer to Oramed, (vii) Sorrento shall have granted Oramed an irrevocable proxy and call option (with an exercise price of $1) over the Remaining Preferred Share (or shall have deposited the Remaining Preferred Share in a voting trust and named Oramed as the trustee of such trust), and all the rights of Sorrento and/or the Remaining Preferred Share under that certain Stockholder Agreement, dated as of September 12, 2022, between Scilex and Sorrento, shall be assigned to and vested in Oramed, and (viii) the board of directors of Scilex shall have taken all action to render inapplicable to Oramed all takeover or anti-takeover statutes or similar laws, and Scilex shall not have a “poison pill” or other comparable agreement.

The Stalking Horse Stock Purchase Agreement contains customary representations and warranties in connection with a 363 Sale. Oramed and Sorrento have also agreed to certain covenants in the Stalking Horse Stock Purchase Agreement, including to use their respective reasonable best efforts to consummate the sale of the Scilex Purchased Securities pursuant to the Stalking Horse Stock Purchase Agreement, including without limitation to obtain the required regulatory approvals for such transaction, including in connection with the HSR Act, as well as covenants to use commercially reasonable efforts to cause Scilex and its subsidiaries to conduct their respective businesses and operations in the ordinary course of business, consistent with past practice.

The Stalking Horse Stock Purchase Agreement may be terminated: (i) by Sorrento or Oramed (A) by mutual written consent, (B) if the other party fails to comply in any material respect with any of its covenants or agreements, or breaches its representations and warranties in any material respect, and such failure or breach is not capable of being cured or, if capable of being cured, is not cured within ten business days of the receipt of written notice of such failure or breach from the non-breaching party, (C) if a court of competent jurisdiction or other governmental authority shall have issued a final, non-appealable order, decree or ruling or taken any other action, which permanently restrains, enjoins or otherwise prohibits the sale of the Scilex Purchased Securities, or (D) if the closing of the sale of the Scilex Purchased Securities to Oramed has not occurred by 5:00 p.m. ET on September 30, 2023, unless the party seeking termination is in breach of any of its representations, warranties, covenants or agreements contained herein or in the Bidding Procedures Order, the Final Order, or the Sale Order; (ii) by Oramed if (A) the Auction has not commenced on or before August 14, 2023, (B) the Sale Order has not been entered by the Bankruptcy Court by August 21, 2023, (C) if, as a result of an Order of the Bankruptcy Court, the Chapter 11 Case is converted to chapter 7 and a chapter 7 trustee is appointed with respect to Sorrento, or (D) if for any reason Sorrento materially breaches the Replacement DIP Facility (subject to any applicable cure or grace periods thereunder) or Oramed is unable, pursuant to Bankruptcy Code section 363(k), to credit bid in payment of all or any portion of the Replacement DIP Facility; or (iii) automatically if Sorrento (A) agrees to, closes or consummates an Alternative Transaction, (B) withdraws, or seeks to withdraw, the Sale Order motion, or (C) announces or files a Plan of Reorganization or other transaction, or seeks to file a Plan of Reorganization or other transaction, contemplating reorganization or sale of the Scilex Purchased Securities that does not comply with the terms and conditions of the Stalking Horse Stock Purchase Agreement (clauses (i)(B) (in the case of a termination by Oramed), (ii)(C) and (D) and (iii)(A), (B) and (C) being each, a “Stalking Horse Protections Trigger”).

Sorrento also covenants in the Stalking Horse Stock Purchase Agreement to provide transition services to Scilex for up to ninety (90) days following the closing of the sale of the Scilex Purchased Securities to Oramed, such services to be substantially similar in all material respects to the services Sorrento has provided to Scilex, on the same terms and conditions (including cost) in all material respects.

Additionally, prior to entry into the Stalking Horse Stock Purchase Agreement, Oramed and Sorrento entered into that certain term sheet, dated August 4, 2023 (the “Stalking Horse Term Sheet”) relating to, among other things, the sale of the Scilex Purchased Securities that is covered by the Stalking Horse Stock Purchase Agreement. The Stalking Horse Term Sheet also contemplates that Oramed shall engage an advisor to structure and arrange financing for Sorrento’s post-emergence business in the form of senior secured convertible debt and/or additional securities in the amount of approximately $115 million (the “Exit Financing”). The Stalking Horse Term Sheet further provides that Sorrento, Scilex and Oramed will consent to the roll over by Sorrento of Scilex’s junior secured super-priority post-petition financing to the Seller in connection with the Exit Financing (subject to any fiduciary duty or other limitations under applicable law). The final terms of the Stalking Horse Stock Purchase Agreement and the Replacement DIP Documents supersede the terms of the Stalking Horse Term Sheet in certain respects, including without limitation as it relates to the dates specified for the milestones covenant in the Replacement DIP Facility.

General

The foregoing summaries of the Replacement DIP Facility, the Stalking Horse Stock Purchase Agreement and the Stalking Horse Term Sheet are qualified in their entirety by reference to the full text of the Replacement DIP Documents, the Stalking Horse Stock Purchase Agreement, the SPA Amendment, the Stalking Horse Term Sheet and the Final Order. A copy of the Stalking Horse Stock Purchase Agreement, the SPA Amendment, the Replacement DIP Credit Agreement and the Stalking Horse Term Sheet are attached to this Current Report on Form 8-K as Exhibit 2.1, Exhibit 2.2, Exhibit 10.1 and Exhibit 99.1, respectively, and incorporated by reference herein.

Additional information about the Chapter 11 Cases, including access to copies of the Final Order, the Replacement DIP Credit Agreement, and other documents filed with the Bankruptcy Court, is available online at https://cases.stretto.com/sorrento, a website administered by Stretto, a third-party bankruptcy claims and noticing agent. The information on that website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of the Current Report on Form 8-K regarding the Replacement DIP Documents is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Press Release

In connection with entry of the Final Order, the Company issued a press release on August 8, 2023, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2. The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the application of the proceeds from the Replacement DIP Facility, the timing and achievement of certain milestones as set forth in the Replacement DIP Credit Agreement, the timing and occurrence of the Auction and the ability to obtain exit financing in connection with the Chapter 11 Cases. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including risks associated with the Company’s ability to comply with the restrictions imposed by the proposed terms and conditions of the Replacement DIP Facility and the effect of such restrictions on the Company’s business; the application of the proceeds from the Replacement DIP Facility and the Stalking Horse Purchase Agreement (if any) and the ability of the Company to use such proceeds efficiently in support of its business; the Company's ability to obtain exit financing and to pursue a Plan of Reorganization and exit the Chapter 11 Cases; the ability to close the transactions contemplated by the Stalking Horse Stock Purchase Agreement, or any Alternative Transaction, in a timely manner or at all; the failure to satisfy conditions to completion of the transactions contemplated by the Stalking Horse Stock Purchase Agreement, including receipt of required regulatory and other approvals, or the failure to close such transactions for any other reason; the occurrence of any event, change or other circumstances that could give rise to the termination of the Stalking Horse Stock Purchase Agreement by either Sorrento or Oramed; the results of the Auction, whether bidders participate in such Auction and the quality of the bids they submit; the entry by the court into any Sale Order relating to the Stalking Horse Term Sheet and Stalking Horse Stock Purchase Agreement or any Alternative Transaction; the Company’s obligation to pay any break fee or expense reimbursement pursuant to the Stalking Horse Protections; and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q filed with the SEC in each case under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this document. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Stock Purchase Agreement, Dated August 7, 2023 between Sorrento Therapeutics, Inc. and Oramed Pharmaceuticals Inc.

2.2	Amendment Agreement to Stock Purchase Agreement, Dated August 9, 2023, between Sorrento Therapeutics, Inc. amd Oramed Pharmaceutircals Inc.

10.1*	Senior Secured, Super-Priority Debtor-In-Possession Loan and Security Agreement, dated March 30, 2023, by and among Sorrento Therapeutics, Inc., Scintilla Pharmaceuticals, Inc., and JMB Capital Partners Lending, LLC.

99.1	Stalking Horse Term Sheet, Dated August 4, 2023 between Sorrento Therapeutics, Inc. and Oramed Pharmaceuticals Inc.

99.2	Press Release, dated August 8, 2023, entitled “Sorrento Therapeutics, Inc. Announces Auction for Sale of Scilex Securities and Bankruptcy Court Approval of Stalking Horse Bid.”

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

* Certain schedules, exhibits and similar attachments to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or other attachment will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: August 10, 2023	By:	/s/ Mohsin Y. Meghji
		Name:	Mohsin Y. Meghji
		Title:	Chief Restructuring Officer